UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22497

STRATEGY SHARES

(Exact name of registrant as specified in charter)

36 North New York Avenue, Huntington, NY 11743

(Address of principal executive offices) (Zip code)

CITI FUND SERVICES OHIO, INC., 4400 Easton Commons, Suite 200, COLUMBUS, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 855-477-3837

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

Item 1. Reports to Stockholders.

Annual Shareholder Report

A P R I L  3 0 ,  2 0 1 7

PRIVACY NOTICE

Strategy Shares

Rev. June 2016

WHAT DOES STRATEGY SHARES DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and income

●         Account balances and transaction history

●         Information about your investment goals and risk tolerances

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Strategy Shares chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Strategy Shares share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-855-477-3837

PRIVACY NOTICE

Strategy Shares

What we do:
How does Strategy Shares protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Strategy Shares collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Strategy Shares has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Strategy Shares doesn’t share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Strategy Shares doesn’t jointly market.

[THIS PAGE INTENTIONALLY LEFT BLANK]

US Market Rotation Strategy ETF (Unaudited)	April 30, 2017

Management’s Discussion of Fund Performance

Dear Shareholder:

The US Market Rotation Strategy ETF (HUSE) seeks capital appreciation by implementing a quantitative sector rotation investment strategy. The Fund generally invests in S&P Composite 1500 Index constituents, including small-, mid-, and large-cap U.S. companies. The goal of the investment strategy is to outperform its benchmark by overweighting sectors that our models indicate are likely to perform well in the given market environment and underweight or avoid exposure to the sectors that our models indicate are likely to underperform.

Effective June 1, 2016, Tuttle Tactical Management, LLC became the Fund’s sub-advisor and Matthew Tuttle became the Fund’s portfolio manager. Investment decisions prior to June 1, 2016 were made by the previous management team. Furthermore, effective August 10, 2016, the Fund’s investment strategy was updated to add a tactical component. The goal of the tactical component of the Fund’s portfolio is to be opportunistic during market rallies and move into defensive positions during market declines.

For the fiscal year ended April 30, 2017, HUSE generated a positive return of 12.61% at net asset value and 11.45% at market value. During this same period, the S&P Composite 1500 Index returned 18.30%.

The Fund underperformed the strong return of the benchmark. A primary driver of this underperformance was a tactical allocation to cash. Our quantitative models examine a number of factors, including momentum, counter trends growth, quality, intangibles, value, profitability, trading and smart money activity. Our models will typically begin to increase cash positions in strong uptrends, and this caused the Fund to underperform the benchmark since the U.S. presidential election. Also, our models will not typically do well in choppy market environments, which was the case in October 2016 (the worst performing month for the fiscal year). However, the models for the common stock component of the portfolio contributed positively, driven by periodic overweight allocations to Financial and Energy sector stocks.

We are pleased with the long-term performance of the Fund and our quantitative models. The models performed as expected, and we believe that our disciplined approach will allow the Fund to outperform over the long-term. We appreciate your confidence and continued interest in the Fund.

Sincerely,

Matthew Tuttle
Portfolio Manager
US Market Rotation Strategy ETF

The S&P Composite 1500 Index is a broad equity index based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices. Thus, the S&P Composite 1500 Index includes the top large cap, mid cap and small cap stocks, representing about 85% of the entire U.S. equity market. An investor cannot invest directly in an index.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

This material represents the manager’s assessment of the Fund and market environment as of April 30, 2017 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund’s returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

Annual Shareholder Report | 1

US Market Rotation Strategy ETF (Unaudited) (Continued)

Investment Objective

US Market Rotation Strategy ETF seeks to achieve capital appreciation.

Fund Performance (As of 4/30/17)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
US Market Rotation Strategy ETF (HUSE) - Total Return (at Net Asset Value)(c)	12.61%	13.56%	3.95%	0.95%
US Market Rotation Strategy ETF (HUSE) - Total Return (at Market Value)(d)	11.45%	13.60%	N/A	N/A
S&P Composite 1500 Index(e)	18.30%	15.19%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in US Market Rotation Strategy ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2016. However, the Advisor has agreed to contractual waivers in effect through August 31, 2017 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2017 can be found in the Financial Highlights.

(b)	Commencement of operations July 23, 2012.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The S&P Composite 1500 Index is a broad equity index based on the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indices. Thus, the S&P Composite 1500 Index includes the top large cap, mid cap and small cap stocks, representing about 85% of the entire U.S. equity market. An investor cannot invest directly in an index.

2 | Annual Shareholder Report

EcoLogical Strategy ETF (Unaudited)	April 30, 2017

Management’s Discussion of Fund Performance

Dear Shareholder:

The EcoLogical Strategy ETF (HECO) seeks capital appreciation by investing in ecologically-focused companies. The portfolio management team applies ecologically-focused criteria to identify U.S. and foreign companies that have positioned their business to respond to increased environment legislation, cultural shifts towards environmentally conscious consumption and capital investments in environmentally-oriented projects. The Fund may invest in all companies that are components of recognized environmentally-focused indices.

As of April 30, 2017, we held a portfolio of some of the “greenest” companies in the world, including those ranked most highly by Newsweek Green Rankings in partnership with Corporate Knights, HIP Investor Inc. and leading sustainability minds from nongovernmental organizations and the academic and accounting communities. The Fund’s portfolio is allocated approximately 20% to international stocks and 80% to U.S. stocks.

For the fiscal year ended April 30, 2017, HECO generated a return of 20.12% at net asset value and 21.04% at market value, outperforming the MSCI KLD 400 Social Index return of 16.75% and the MSCI ACWI Index return of 15.14%.

The Fund’s allocations to Information Technology, Industrials and Financials sector stocks contributed the most to outperformance. The top five contributing holdings were NVIDIA (Ticker: NVDA), Best Buy (Ticker: BBY), Texas Instruments (Ticker: TXN), Unum Group (Ticker: UNM) and Unilever NV (Ticker: UN). The bottom five contributing holdings were Target (Ticker: TGT), Kimco Realty (Ticker: KIM), CVS Health (Ticker: CVS), BT Group PLC (Ticker: BT) and Citigroup (Ticker: C).

Sustainability and environmental stewardship continue to grow in importance across the globe. We believe that the companies in the portfolio are well positioned with regard to these growing themes. We are pleased with the long-term performance of the Fund and our quantitative models. The models performed as expected, and we believe that our disciplined approach will allow the Fund to outperform over the long-term.

Sincerely,

David Miller
Chief Investment Officer
Rational Advisors, Inc.

The MSCI KLD 400 Social Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which includes large-, mid- and small-cap constituents in the U.S. The index includes companies in the parent index with high Environmental, Social and Governance (ESG) ratings, while excluding companies involved in alcohol, tobacco, gambling, firearms, nuclear power and military weapons production. An investor cannot invest directly in an index.

The MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

Ecological Investment Risk. The Fund’s ecological investment criteria limit the types of investments the Fund may make. This could cause the Fund to underperform other funds that do not have an ecological focus.

ETF Risk. The Fund is an actively-managed ETF and the Fund’s NAV will fluctuate based on changes in the prices of the securities it owns. The market price of Fund shares will fluctuate based on changes in the Fund’s NAV as well as changes in the supply and demand of its shares in the secondary market. It is also possible that an active secondary market for Fund shares may not develop and market trading in the Fund shares may be halted under certain circumstances.

You should consider an investment in the Fund as a long-term investment. The Fund’s returns will fluctuate over long and short periods.

This material represents the manager’s assessment of the Fund and market environment as of April 30, 2017 and should not be relied upon by the reader as research, tax or investment advice, is subject to change at any time based upon economic, market, or other conditions and the Advisor undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information about the Fund’s holdings, asset allocation or country diversification is historical and is not an indication of future Fund composition, which may vary.

The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to exchange traded fund investments. In addition, the Fund’s returns do not reflect brokerage fees that an investor in the Fund may pay. If these commissions were reflected, performance would have been lower.

Annual Shareholder Report | 3

EcoLogical Strategy ETF (Unaudited) (Continued)

Investment Objective

EcoLogical Strategy ETF seeks to achieve capital appreciation.

Fund Performance (As of 4/30/17)

	Average Annual Total Returns		Expense Ratios(a)
	One Year	Inception(b)	Gross	Net
EcoLogical Strategy ETF (HECO) - Total Return (at Net Asset Value)(c)	20.12%	12.93%	3.57%	0.95%
EcoLogical Strategy ETF (HECO) - Total Return (at Market Value)(d)	21.04%	13.15%	N/A	N/A
MSCI KLD 400 Social Index(e)	16.75%	14.32%	N/A	N/A
MSCI ACWI Index(f)	15.14%	10.66%	N/A	N/A

Hypothetical Growth of a $10,000 Investment (*)

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance information current to the most recent month-end, please call 855-477-3837 or visit http://strategysharesetfs.com/

*	The chart represents historical performance of a hypothetical investment of $10,000 in EcoLogical Strategy ETF and represents the reinvestment of dividends and capital gains in the Fund.

(a)	The gross expense ratios reflect the expense ratios as reported in the Fund’s Prospectus dated September 1, 2016. However, the Advisor has agreed to contractual waivers in effect through August 31, 2017 and has agreed to limit total annual fund operating expenses to the net expense ratios shown. Please see the Fund’s most recent prospectus for details. Additional information pertaining to the Fund’s expense ratio as of April 30, 2017 can be found in the Financial Highlights.

(b)	Commencement of operations June 18, 2012.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	The MSCI KLD 400 Social Index is based on the MSCI USA Investable Market Index (IMI), its parent index, which includes large-, mid- and small-cap constituents in the U.S. The index includes companies in the parent index with high Environmental, Social and Governance (ESG) ratings, while excluding companies involved in alcohol, tobacco, gambling, firearms, nuclear power and military weapons production. An investor cannot invest directly in an index.

(f)	The MSCI ACWI Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets. An investor cannot invest directly in an index.

4 | Annual Shareholder Report

Expense Examples (Unaudited)	April 30, 2017

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including commissions on trading, as applicable; and (2) ongoing costs, including advisory fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The expense examples below are based on an investment of $1,000 invested at November 1, 2016 and held through the period ended April 30, 2017.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Actual Ending	Hypothetical	Actual		Hypothetical	Annualized
	Account	Account	Ending	Expenses		Expenses	Net Expense
	Value	Value	Account Value	Paid During	Total	Paid During	Ratio During
Fund	11/1/16	4/30/17	4/30/17	the Period(1)(2)	Return	the Period(2)(3)	the Period
US Market Rotation Strategy ETF	$1,000.00	$1,116.50	$1,020.08	$4.99	11.65%	$4.76	0.95%
EcoLogical Strategy ETF	1,000.00	1,139.60	1,020.08	5.04	13.96%	4.76	0.95%
Active Alts Contrarian ETF	1,000.00	1,002.00(4)	1,015.12	2.14 (4)	0.20%	9.74	1.95%

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

(2)	Expenses are equal to the average hypothetical account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

(3)	Represents the hypothetical 5% annual return before taxes.

(4)	Information shown reflects values for the period March 20, 2017 (commencement of operations) to April 30, 2017 and has been calculated using expense ratios and rates of return of the same period.

Annual Shareholder Report | 5

US Market Rotation Strategy ETF	April 30, 2017

Portfolio of Investments Summary Table

Percentage of Fair Value
Consumer Discretionary	9.1%
Consumer Staples	4.2%
Energy	4.1%
Financials	6.6%
Information Technology	11.8%
Real Estate	3.4%
Exchange-Traded Funds	60.8%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2017, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Common Stocks — 35.1%
Consumer Discretionary — 8.1%
1,795	Netflix, Inc.†	$273,199
10,370	Pulte Group, Inc.	235,088
7,024	Starbucks Corp.	421,861
697	Tesla, Inc.†	218,907
		1,149,055
Consumer Staples — 3.8%
7,513	Altria Group, Inc.	539,283
Energy — 3.7%
6,365	Exxon Mobil Corp.	519,702
Financials — 5.9%
10,443	Bank of America Corp.	243,740
1,273	Goldman Sachs Group, Inc.	284,897
3,585	J.P. Morgan Chase & Co.	311,895
		840,532
Information Technology — 10.6%
558	Alphabet, Inc., Class C†	505,526
6,942	Apple Computer, Inc.	997,219
		1,502,745
Real Estate — 3.0%
6,611	Equity Residential (REIT)	426,938
Total Common Stocks (Cost $4,941,557)		$4,978,255
Shares		Fair Value
Exchange-Traded Funds — 54.5%
10	Guggenheim Enhanced Short Duration ETF	$502
10	iShares 1-3 Year Credit Bond ETF	1,053
114	iShares 1-3 Year Treasury Bond ETF	9,647
10	iShares Floating Rate Bond ETF	509
10	iShares Short Maturity Bond ETF	503
69,663	iShares Short Treasury Bond ETF	7,683,132
114	PIMCO Enhanced Short Maturity Active ETF	11,587
10	Schwab Short-Term U.S. Treasury ETF	505
10	SPDR Bloomberg Barclays Short Term Bond ETF	306
100	Vanguard Short-Term Bond ETF	7,994
100	Vanguard Short-Term Corporate Bond ETF	7,992
10	Vanguard Short-Term Government Bond ETF	608
10	Vanguard Short-Term Inflation-Protected Securities ETF	495
Total Exchange-Traded Funds (Cost $7,725,154)		$7,724,833
Total Investments — 89.6% (Cost $12,666,711)		$12,703,088
Liabilities less Other Assets — 10.4%		1,480,594

Net Assets — 100.0%		$14,183,682

†	Non-income producing security

REIT - Real Estate Investment Trust

(See notes which are an integral part of the Financial Statements)

6 | Annual Shareholder Report

EcoLogical Strategy ETF	April 30, 2017

Portfolio of Investments Summary Table

Percentage of Fair Value
Consumer Discretionary	15.2%
Consumer Staples	15.8%
Financials	21.7%
Health Care	10.1%
Industrials	13.7%
Information Technology	11.5%
Materials	2.6%
Real Estate	4.4%
Telecommunication Services	5.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2017, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Common Stocks — 99.0%
Consumer Discretionary — 15.0%
5,236	Best Buy Co., Inc.	$271,277
2,285	Hasbro, Inc.	226,466
1,508	McDonald’s Corp.	211,014
2,572	NIKE, Inc., Class B	142,515
2,094	Target Corp.	116,950
1,590	Walt Disney Co.	183,804
		1,152,026
Consumer Staples — 15.7%
2,708	Colgate-Palmolive Co.	195,084
3,507	ConAgra Foods, Inc.	136,001
1,520	CVS Caremark Corp.	125,309
2,548	General Mills, Inc.	146,535
1,817	Hershey Co.	196,600
1,793	Procter & Gamble Co.	156,583
4,674	Unilever NV NYS	244,170
		1,200,282
Financials — 21.5%
2,529	AFLAC, Inc.	189,372
3,770	Bank of New York Mellon Corp.	177,416
3,851	Hartford Financial Services Group, Inc.	186,234
2,579	Marsh & McLennan Cos., Inc.	191,181
3,325	MetLife, Inc.	172,268
2,708	Royal Bank of Canada	185,444
4,538	Sun Life Financial, Inc.	160,282
3,778	Toronto-Dominion Bank	177,906
4,490	Unum Group	208,023
		1,648,126
Health Care — 10.0%
3,405	Baxter International, Inc.	189,590
593	Biogen Idec, Inc.†	160,827
259	Bioverativ, Inc.†	15,232
1,554	Johnson & Johnson	191,872
1,201	UnitedHealth Group, Inc.	210,031
		767,552
Shares		Fair Value
Common Stocks — (Continued)
Industrials — 13.6%
1,049	3M Co.	$205,426
2,388	Ingersoll-Rand PLC	211,935
3,656	Siemens AG ADR	262,168
1,554	United Parcel Service, Inc., Class B	166,993
2,688	Waste Management, Inc.	195,633
		1,042,155
Information Technology — 11.4%
1,282	Accenture PLC, Class A	155,507
5,261	CA, Inc.	172,719
3,045	NVIDIA Corp.	317,593
2,820	Texas Instruments, Inc.	223,288
		869,107
Materials — 2.6%
1,554	Ecolab, Inc.	200,606
Real Estate — 4.3%
6,868	Kimco Realty Corp.	139,352
3,531	Prologis, Inc.	192,121
		331,473
Telecommunication Services — 4.9%
7,977	BT Group PLC ADR	158,822
24,434	Telecom Italia SpA ADR†	217,463
		376,285
Total Common Stocks (Cost $6,445,506)		$7,587,612
Total Investments — 99.0% (Cost $6,445,506)		$7,587,612
Other Assets less Liabilities —1.0%		73,692

Net Assets — 100.0%		$7,661,304

†	Non-income producing security

ADR - American Depositary Receipt

NYS - New York Shares

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 7

Active Alts Contrarian ETF	April 30, 2017

Portfolio of Investments Summary Table

Percentage of Fair Value
Consumer Discretionary	31.8%
Consumer Staples	3.9%
Energy	21.8%
Financials	1.9%
Industrials	14.7%
Information Technology	20.9%
Telecommunication Services	5.0%
Total	100.0%

Portfolio holdings and allocations are subject to change. As of April 30, 2017, percentages in the table above are based on total investments. Such total investments may differ from the percentages set forth in the following Portfolio of Investments which are computed using the Fund’s total net assets.

Portfolio of Investments

Shares		Fair Value
Common Stocks — 59.7%
Consumer Discretionary — 19.0%
1,600	Caesars Entertainment Corp.†	$17,760
3,200	Central European Media Enterprises, Ltd.†	13,120
4,000	Chegg, Inc.†	36,040
100	Dave & Buster’s Entertainment, Inc.†	6,401
900	Garmin, Ltd.	45,756
5,000	Groupon, Inc.†	19,600
5,000	Sirius XM Holdings, Inc.	24,750
700	The Cheesecake Factory, Inc.	44,912
1,400	Weight Watchers International, Inc.†	29,232
		237,571
Consumer Staples — 2.3%
2,500	Freshpet, Inc.†	29,375
Energy — 13.0%
3,200	Aegean Marine Petroleum Network, Inc.	35,680
8,300	Chesapeake Energy Corp.†	43,658
2,300	Laredo Petroleum, Inc.†	29,578
4,700	Sanchez Energy Corp.†	36,378
2,100	Whiting Petroleum Corp.†	17,430
		162,724
Financials — 1.1%
100	Lendingtree, Inc.†	14,090
Industrials — 8.8%
350	Expeditors International of Washington	19,632
300	GATX Corp.	17,970
380	Lindsay Corp.	33,007
2,500	Titan Machinery, Inc.†	39,625
		110,234
Shares		Fair Value
Common Stocks — (Continued)
Information Technology — 12.5%
500	Black Knight Financial, Class A†	$20,700
800	Ebix, Inc.	49,360
3,000	Gogo, Inc.†	37,830
1,500	Oclaro, Inc.†	12,015
2,000	Square, Inc.†	36,480
		156,385
Telecommunication Services — 3.0%
3,500	Iridium Communications, Inc.†	37,100
Total Common Stocks (Cost $735,482)		$747,479
Total Investments — 59.7% (Cost $735,482)		$747,479
Other Assets less Liabilities — 40.3%		505,006

Net Assets — 100.0%		$1,252,485

†	Non-income producing security

(See notes which are an integral part of the Financial Statements)

8 | Annual Shareholder Report

Statements of Assets and Liabilities	April 30, 2017

	US Market Rotation	EcoLogical	Active Alts
	Strategy ETF	Strategy ETF	Contrarian ETF
Assets:
Investments, at value (Cost $12,666,711, $6,445,506 and $735,482)	$12,703,088	$7,587,612	$747,479
Cash and Cash Equivalents	2,581,994	70,094	292,232
Dividends and interest receivable	1,880	15,964	92
Receivable for investments sold	4,008,657	—	261,078
Receivable from Advisor or Sub-Advisor	7,407	9,325	20,704
Prepaid expenses	4,856	3,600	5,872
Total Assets	19,307,882	7,686,595	1,327,457
Liabilities:
Payable for investments purchased	5,096,751	—	57,060
Accrued expenses:
Administration	4,204	4,204	4,204
Administrative support	2,500	2,500	2,500
Custodian	1,330	263	113
Fund accounting	50	93	69
Other	19,365	18,231	11,026
Total Liabilities	5,124,200	25,291	74,972
Net Assets	$14,183,682	$7,661,304	$1,252,485
Net Assets consist of:
Paid in Capital	$13,206,302	$6,087,460	$1,253,556
Accumulated undistributed net investment income (loss)	4,982	29,934	(4,595)
Accumulated net realized gains (losses) on investments	936,021	401,804	(8,473)
Net unrealized appreciation on investments	36,377	1,142,106	11,997
Net Assets	$14,183,682	$7,661,304	$1,252,485
Net Assets:	$14,183,682	$7,661,304	$1,252,485
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	375,000	200,000	50,000
Net Asset Value (offering and redemption price per share):	$37.82	$38.31	$25.05

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 9

Statements of Operations	For the year or period ended April 30, 2017

	US Market Rotation	EcoLogical	Active Alts
	Strategy ETF	Strategy ETF	Contrarian ETF(a)
Investment Income:
Dividend income (Net of foreign tax withholding of $395, $3,174 and $—)	$121,357	$143,972	$126
Total Investment Income	121,357	143,972	126
Expenses:
Advisory	49,768	40,475	5,726
Sub-Advisor	—	—	3,560
Administration	50,287	50,287	5,606
Administrative support	31,142	31,320	3,306
Fund accounting	764	965	91
Custodian	7,830	842	113
Trustee	6,045	6,276	500
Compliance services	15,459	10,047	2,299
Legal and audit	21,368	20,698	10,701
Printing	8,084	8,484	416
Other fees	26,835	24,690	1,022
Total Expenses before fee reductions	217,582	194,084	33,340
Expenses contractually waived or reimbursed by the Advisor or Sub-Advisor	(138,423)	(129,844)	(28,619)
Total Net Expenses	79,159	64,240	4,721
Net Investment Income (Loss)	42,198	79,732	(4,595)
Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investments	1,282,577	613,492	(8,473)
Change in unrealized appreciation/depreciation on investments	(173,913)	553,861	11,997
Net Realized and Unrealized Gains (Losses) on Investments	1,108,664	1,167,353	3,524
Change in Net Assets Resulting From Operations	$1,150,862	$1,247,085	$(1,071)

(a)	For the period from the commencement of operations on March 20, 2017 through April 30, 2017.

(See notes which are an integral part of the Financial Statements)

10 | Annual Shareholder Report

Statements of Changes in Net Assets

	US Market Rotation Strategy ETF		EcoLogical Strategy ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2017	April 30, 2016	April 30, 2017	April 30, 2016
From Investment Activities:
Operations:
Net investment income	$42,198	$43,509	$79,732	$15,311
Net realized gains on investments and in-kind redemptions	1,282,577	836,861	613,492	738,142
Change in unrealized appreciation/depreciation on investments	(173,913)	(883,214)	553,861	(885,229)
Change in net assets resulting from operations	1,150,862	(2,844)	1,247,085	(131,776)
Distributions to Shareholders From:
Net investment income	(49,840)	(62,716)	(63,460)	(6,704)
Net realized gains on investments	(919,153)	(85,381)	(578,807)	(294,681)
Change in net assets from distributions	(968,993)	(148,097)	(642,267)	(301,385)
Capital Transactions:
Proceeds from shares issued	9,355,628	—	912,834	—
Cost of shares redeemed	—	(896,259)	—	(1,781,347)
Change in net assets from capital transactions	9,355,628	(896,259)	912,834	(1,781,347)
Change in net assets	9,537,497	(1,047,200)	1,517,652	(2,214,508)
Net Assets:
Beginning of period	4,646,185	5,693,385	6,143,652	8,358,160
End of period	$14,183,682	$4,646,185	$7,661,304	$6,143,652
Accumulated undistributed net investment income	$4,982	$13,035	$29,934	$14,721
Share Transactions:
Issued	250,000	—	25,000	—
Redeemed	—	(25,000)	—	(50,000)
Change in shares	250,000	(25,000)	25,000	(50,000)

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 11

Statements of Changes in Net Assets

Active Alts Contrarian ETF
March 20, 2017(a)
through April 30, 2017
From Investment Activities:
Operations:
Net investment loss	$(4,595)
Net realized losses on investments	(8,473)
Change in unrealized appreciation/depreciation on investments	11,997
Change in net assets resulting from operations	(1,071)
Distributions to Shareholders From:
Net investment income	—
Net realized gains on investments	—
Change in net assets from distributions	—
Capital Transactions:
Proceeds from shares issued	2,500,000
Cost of shares redeemed	(1,246,444)
Change in net assets from capital transactions	1,253,556
Change in net assets	1,252,485
Net Assets:
Beginning of period	—
End of period	$1,252,485
Accumulated net investment loss	$(4,595)
Share Transactions:
Issued	100,000
Redeemed	(50,000)
Change in shares	50,000

(a)	Commencement of operations.

(See notes which are an integral part of the Financial Statements)

12 | Annual Shareholder Report

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Financial Highlights	Strategy Shares

			Net realized			Distributions from
			and unrealized	Total from	Distributions from	net realized gains
	Net Asset Value,	Net investment	gains (losses)	investment	net investment	from investment
	beginning of period	income (loss)	on investments	activities	income	transactions
US Market Rotation Strategy ETF
Year Ended April 30, 2017	$37.17	0.11	4.42	4.53	(0.20)	(3.68)
Year Ended April 30, 2016	$37.96	0.29	(0.09)(a)	0.20	(0.42)	(0.57)
Year Ended April 30, 2015	$35.16	0.25	4.41	4.66	(0.24)	(1.62)
Year Ended April 30, 2014	$29.63	0.18	5.80	5.98	(0.19)	(0.26)
July 23, 2012(g) through April 30, 2013	$25.00	0.17	4.59	4.76	(0.13)	—

EcoLogical Strategy ETF
Year Ended April 30, 2017	$35.11	0.43	6.44	6.87	(0.36)	(3.31)
Year Ended April 30, 2016	$37.15	0.09	(0.62)	(0.53)	(0.04)	(1.47)
Year Ended April 30, 2015	$34.75	0.10	2.77	2.87	(0.08)	(0.39)
Year Ended April 30, 2014	$29.42	0.06	5.62	5.68	(0.07)	(0.28)
June 18, 2012(g) through April 30, 2013	$25.00	0.13	4.42	4.55	(0.13)	—

Active Alts Contrarian ETF
March 20, 2017(g) through April 30, 2017	$25.00	(0.09)	0.14	0.05	—	—

(a)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)	Not annualized for periods less than one year.

(c)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d)	Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price from any primary listing market (e.g., NYSE Arca) or participating regional exchanges or markets. The composite closing price is the last reported sale price from any of the eligible sources, regardless of volume and not an average price and may have occurred on a date prior to the close of the reporting period. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the listing market.

(e)	Annualized for periods less than one year.

(f)	If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(g)	Commencement of operations.

(h)	Effective June 1, 2016, Tuttle Tactical Management, LLC became the investment Subadviser to the US Market Rotation Strategy ETF. Costs of purchases and proceeds from sales of portfolio securities associated with the change in Subadviser contributed to a higher portfolio turnover rate for the period ended April 30, 2017 as compared to prior years.

(See notes which are an integral part of the Financial Statements)

14 | Annual Shareholder Report

						Ratio of
				Ratio of	Ratio of Gross	Net Investment
				Net Expenses	Expenses	Income (Loss)	Net Assets at
Total	Net Asset Value,	Total	Total return	to Average	to Average	to Average	end of period	Portfolio
distributions	end of period	return(b)(c)	at market(b)(d)	Net Assets(e)	Net Assets(e)(f)	Net Assets(e)	(000’s)	turnover(b)

(3.88)	$37.82	12.61%	11.45%	0.95%	2.61%	0.51%	$14,184	2875%(h)
(0.99)	$37.17	0.47%	0.76%	0.95%	3.83%	0.80%	$4,646	85%
(1.86)	$37.96	13.26%	14.68%	0.95%	2.86%	0.51%	$5,693	16%
(0.45)	$35.16	20.19%	18.79%	0.95%	2.26%	0.53%	$12,307	39%
(0.13)	$29.63	19.11%	19.19%	0.95%	4.42%	0.82%	$11,113	13%

(3.67)	$38.31	20.12%	21.04%	0.95%	2.87%	. 1 18%	$7,661	70%
(1.51)	$35.11	-1.55%	-3.17%	0.95%	3.57%	0.22%	$6,144	107%
(0.47)	$37.15	8.26%	10.19%	0.95%	2.79%	0.19%	$8,358	54%
(0.35)	$34.75	19.31%	17.61%	0.95%	2.08%	0.21%	$17,512	10%
(0.13)	$29.42	18.27%	18.47%	0.95%	4.21%	0.63%	$9,679	16%

—	$25.05	0.20%	0.28%	1 95%	13.68%	-1.89%	$1,252	82%

(See notes which are an integral part of the Financial Statements)

Annual Shareholder Report | 15

Notes to Financial Statements	April 30, 2017

(1)	Organization

Strategy Shares (the “Trust”) was organized on September 1, 2010 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. Currently, the Trust offers its Shares in three separate series: US Market Rotation Strategy ETF (formerly the “US Equity Rotation Strategy ETF”), EcoLogical Strategy ETF, and Active Alts Contrarian ETF (individually referred to as a “Fund”, or collectively as the “Funds”). Each Fund is an actively-managed exchange-traded fund. The investment objective of the US Market Rotation Strategy ETF and Ecological Strategy ETF is capital appreciation. The investment objective of the Active Alts Contrarian ETF is current income and capital appreciation. The Funds do not seek to replicate a specific index. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Shares of the US Market Rotation Strategy ETF and EcoLogical Strategy ETF are listed and traded on the NYSE Arca, Inc. Shares of the Active Alts Contrarian ETF are listed and traded on the NASDAQ. Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, currently 25,000 Shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies, including FASB Accounting Standard Update ASU 2013-08. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.	Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services, in accordance with procedures adopted by the Trust’s Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust has a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Quoted prices in active markets for identical assets.

●	Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 - Significant unobservable pricing inputs at the measurement date (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Equity securities (including foreign equity securities) traded on a securities exchange are valued at the last reported sales price on the principal exchange. Equity securities quoted by NASDAQ are valued at the NASDAQ official closing price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities, equity securities are valued at a bid price estimated by the security pricing service. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, debt securities are valued at a bid price estimated by a security pricing service. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

The following table provides the fair value measurement as of April 30, 2017, while the breakdown, by category, of common stocks is disclosed in the Portfolio of Investments for each Fund.

16 | Annual Shareholder Report

Notes to Financial Statements (Continued)

	Level 1	Total Investments
US Market Rotation Strategy ETF
Common Stocks(1)	$4,978,255	$4,978,255
Exchange-Traded Funds	7,724,833	7,724,833
Total Investments	$12,703,088	$12,703,088
EcoLogical Strategy ETF
Common Stocks(1)	$7,587,612	$7,587,612
Total Investments	$7,587,612	$7,587,612
Active Alts Contrarian ETF
Common Stocks(1)	$747,479	$747,479
Total Investments	$747,479	$747,479

(1)	Please see the Portfolios of Investments for industry classifications.

The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2, or 3 for the period ended April 30, 2017. As of April 30, 2017, no securities were categorized as Level 2 or Level 3.

B.	Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the net asset value (“NAV”) on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by a Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

C.	Cash and Cash Equivalents

Idle cash may be swept into various overnight demand deposits and is classified as cash and cash equivalents on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts swept overnight are available on the next business day.

D.	Dividends and Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/ tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. Temporary differences are primarily due to return of capital from investments.

The Funds may own shares of real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the individual REIT.

E.	Allocation of Expenses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionally among all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. The Trust may share expenses with The Mutual Fund & Variable Insurance Trust, another open-end management investment company managed by Rational Advisors, Inc. (the “Advisor”). Those expenses that are shared are allocated proportionally among each of the Trusts or on another reasonable basis.

(3)	Investment Advisory and Other Contractual Services

A.	Investment Advisory Fees

The Advisor, a wholly-owned subsidiary of Rational Capital LLC, serves as the Funds’ investment advisor. The Advisor is under common control with Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC, the investment advisers of other funds in the same group of investment companies also known as a “fund complex”. For the US Market Rotation Strategy ETF and EcoLogical Strategy ETF, the Advisor and Sub-Adviser each receive a fee for its services, computed daily and paid monthly, of 0.60% of each Fund’s average daily net assets. Effective June 1, 2016, Tuttle Tactical Management, LLC became the investment sub-advisor to the US Market Rotation Strategy ETF. Tuttle Tactical Management, LLC is paid directly by Rational Advisors, Inc. For the Active Alts Contrarian ETF, the Advisor and Sub-Advisor each receive a fee for its services computed daily and paid monthly, of 1.55% of the Fund’s average daily net assets; of this, 0.10% is paid to the Advisor, subject to a $50,000 annual minimum, and 1.45% is paid to the Subadviser. The Subadviser of the Active Alts Contrarian ETF is Active Alts, Inc.

The Advisor has contractually agreed to reduce its fees and/or reimburse the expenses for US Market Rotation Strategy ETF and EcoLogical Strategy ETF (excluding interest, taxes and dividends, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to 0.95% of each Fund’s average annual daily net assets (“Expense Cap”). For the US Market Rotation Strategy ETF and EcoLogical Strategy ETF, the Expense Cap will remain in effect until at least August 31, 2017. The Expense Cap may be terminated earlier only upon the approval of the Board. The Advisor may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

As of April 30, 2017, the Advisor may recoup amounts from the Funds as follows:

	Expires	Expires	Expires
	4/30/18	4/30/19	4/30/20	Total
US Market Rotation Strategy ETF	$202,715	$156,693	$138,423	$497,831
EcoLogical Strategy ETF	202,369	186,178	129,844	518,391

For the Active Alts Contrarian ETF, the Subadviser has contractually agreed to reduce its fees and/or reimburse the Fund’s expenses (excluding interest, taxes and dividends, brokerage commissions,

Annual Shareholder Report | 17

Notes to Financial Statements (Continued)

acquired fund fees and expenses, and extraordinary expenses) in order to limit total annual fund operating expenses after fee waivers and expense reimbursement to 1.95% of the Fund’s average annual daily net assets. For Active Alts Contrarian ETF, the Expense Cap will remain in effect until at least August 31, 2018. The Expense Cap may be terminated earlier only upon the approval of the Board. The Subadvisor may recoup fees reduced or expenses reimbursed at any time within three years from the year such expenses were incurred, so long as the repayment does not cause the Expense Cap to be exceeded.

As of April 30, 2017, the Subadviser may recoup amounts from the Fund as follows:

	Expires	Expires	Expires
	4/30/18	4/30/19	4/30/20	Total
Active Alts Contrarian ETF	—	—	$28,619	$28,619

B.	Administration, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. (“Citi”) provides financial administration, transfer agency and portfolio accounting services to the Trust. Citi performs certain services on behalf of the Trust including but not limited to: (1) preparing and filing the Trust’s periodic financial reports on forms prescribed by the Securities and Exchange Commission (“SEC”); (2) calculating Fund expenses and making required disbursements; (3) calculating Fund performance data; and (4) providing certain compliance support services. As transfer agent, Citi issues shares of a Fund in Creation Units to fill purchase orders for Fund shares, maintains records of the issuance and redemption of each Fund’s shares, and acts as each Fund’s dividend disbursing agent. As portfolio accountant, Citi maintains certain financial records of the Trust and provides accounting services to each Fund which includes the daily calculation of each Fund’s NAV. Citi also performs certain other services on behalf of the Trust including providing financial information for the Trust’s federal and state tax returns and financial reports required to be filed with the SEC. For these services, each Fund pays Citi a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are as follows:

-	0.040% of the first $500 million in aggregate net assets of the Funds;

-	0.035% of the aggregate net assets of the next $500 million; and

-	0.020% of the aggregate net assets in excess of $1 billion

The asset-based fees are subject to an annual minimum, allocated among the Funds, equal to the number of Funds multiplied by $50,000. Effective January 1, 2017, this fee was increased to $51,150.

MFund Services LLC (“MFund”), an affiliate of the Advisor, provides the Funds with various management and legal administrative services. For these services, each Fund pays MFund a fee accrued daily and paid monthly based on a percentage of each Fund’s average net assets, subject to a minimum annual fee. The fees are as follows:

-	0.030% of the aggregate net assets from $0 to $1,000,000,000; and

-	0.020% of the aggregate net assets from $1,000,000,000 and above

The asset-based fees are subject to an annual minimum of $30,000 per Fund. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties.

C.	Distribution and Shareholder Services Fees

Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of each Fund’s Shares. The Distributor is compensated by the Advisor in accordance with a Distribution

Services Agreement between the Advisor and the Distributor. The Trust has adopted but has yet to implement a Rule 12b-1 Distribution Plan (the “Plan”). The Plan is designed to compensate or reimburse financial intermediaries (including the Distributor, the Advisor, and their affiliates) for activities principally intended to result in the sale of Fund shares, such as advertising and marketing of shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Plan, the Distributor may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Funds. Pursuant to the Plan, the Funds may pay a 12b-1 fee not to exceed 0.25% per year of each Fund’s average daily net assets. No 12b-1 fee is currently paid by the Funds and the Board has not approved any payments under the Plan.

D.	Custodian Fees

Citibank, N.A (the “Custodian”), an affiliate of Citi, serves as custodian for each Fund and safeguards and holds each Fund’s cash and securities, settles each Fund’s securities transactions and collects income on Fund investments. The Custodian receives fees based on the level of each Fund’s average daily net assets for the period, plus out-of-pocket expenses.

E.	Compliance Services

Pursuant to a Compliance Services Agreement, MFund provides chief compliance officer services to the Funds. The Funds pay MFund a monthly fee plus an asset-based fee. In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Compliance Services Agreement.

F.	General

Certain officers of the Trust are officers, directors and/or trustees of the above companies.

During the fiscal year ended April 30, 2017, the Ecological Strategy ETF paid $2,197 to Citi Global Markets, Inc., which is considered a broker/dealer affiliate due to its status as an Authorized Participant for the Funds, on the execution of purchases and sales of the Funds’ portfolio investments.

(4)	Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the fiscal year or period ended April 30, 2017 were as follows:

	Purchases	Sales
US Market Rotation Strategy ETF	$215,311,457	$216,309,318
EcoLogical Strategy ETF	4,635,970	5,211,384
Active Alts Contrarian ETF	924,100	626,285

Purchases and sales of in-kind transactions for the fiscal year or period ended April 30, 2017 were as follows:

	Purchases	Sales
US Market Rotation Strategy ETF	$8,028,775	$—
EcoLogical Strategy ETF	903,752	—
Active Alts Contrarian ETF	446,568	—

18 | Annual Shareholder Report

Notes to Financial Statements (Continued)

(5)	Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at net asset value. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe, and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The standard charge and maximum transaction fee for each Fund are $250 and $1,000, respectively.

From time to time, settlement of securities related to subscriptions-in-kind or redemptions-in-kind may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities payable related to in-kind transactions” on the Statements of Assets and Liabilities.

During the fiscal year or period ended April 30, 2017, the Funds received securities in exchange for subscriptions of capital shares (subscriptions-in-kind) as follows:

Fair Value
US Market Rotation Strategy ETF	$8,028,775
EcoLogical Strategy ETF	903,752
Active Alts Contrarian ETF	446,568
(6)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether it is more-likely-than not (i.e., greater than 50-percent chance) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally three years plus the interim tax period since then for federal income tax purposes). The determination has been made that there are not any uncertain tax positions that would require the Funds to record a tax liability and, therefore, there is no impact to the Funds’ financial statements.

As of April 30, 2017, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

				Net Unrealized
	Tax Cost of	Unrealized	Unrealized	Appreciation/
	Securities	Appreciation	Depreciation	(Depreciation)
US Market Rotation Strategy ETF	$12,784,064	$78,564	$(159,540)	$(80,976)
EcoLogical Strategy ETF	6,444,760	1,243,868	(101,016)	1,142,852
Active Alts Contrarian ETF	743,149	27,271	(22,941)	4,330

The differences between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to basis adjustments for investments in partnerships and wash sales.

The tax character of distributions paid during the fiscal year ended April 30, 2017 was as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Total
	Income	Capital Gains	Distributions	Distributions Paid
US Market Rotation Strategy ETF	$287,699	$681,294	$968,993	$968,993
EcoLogical Strategy ETF	63,460	578,807	642,267	642,267
Active Alts Contrarian ETF	—	—	—	—

The tax character of distributions paid during the fiscal year ended April 30, 2016 was as follows:

	Distributions paid from
	Ordinary	Net Long Term	Total Taxable	Total
	Income	Capital Gains	Distributions	Distributions Paid
US Market Rotation Strategy ETF	$62,716	$85,381	$148,097	$148,097
EcoLogical Strategy ETF	6,704	294,681	301,385	301,385

Annual Shareholder Report | 19

Notes to Financial Statements (Continued)

As of April 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

		Undistributed		Accumulated	Unrealized
	Undistributed	Long Term	Accumulated	Capital and	Appreciation	Total Accumulated
	Ordinary Income	Capital Gains	Earnings	Other Losses	(Depreciation)	Earnings (Deficit)
US Market Rotation Strategy ETF	$1,058,356	$—	$1,058,356	$—	$(80,976)	$977,380
EcoLogical Strategy ETF	417,099	13,893	430,992	—	1,142,852	1,573,844
Active Alts Contrarian ETF	—	—	—	(5,401)	4,330	(1,071)

Permanent Tax Differences:

As of April 30, 2017, the following reclassifications relating primarily to underlying securities distributing returns of capital and adjustments related to publicly traded partnerships have been made to increase (decrease) such accounts with offsetting adjustments as indicated:

	Accumulated Undistributed	Accumulated Net Realized	Paid in
	Net Investment Income (Loss)	Gains (Losses) On Investments	Capital
US Market Rotation Strategy ETF	$(411)	$411	$—
EcoLogical Strategy ETF	(1,059)	1,059	—
Active Alts Contrarian ETF	—	—	—

As of the period ended April 30, 2017, the following Fund has a net capital loss carryforward (“CLCF”) as summarized in the table below. This CLCF is not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Active Alts Contrarian ETF	$806	$—	$806

(7)	Investment Risks

ETF Risk

The NAV of a Fund can fluctuate up or down, and you could lose money investing in a Fund if the prices of the securities owned by the Fund decline. In addition, a Fund may be subject to the following risks: (1) the market price of a Fund’s shares may trade above or below their NAV; (2) an active trading market for a Fund’s shares may not develop or be maintained; or (3) trading of a Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Ecological Investment Risk

The EcoLogical Strategy ETF’s ecological investment criteria could cause it to underperform funds that do not maintain ecological investment criteria. In order to comply with its ecological investment criteria, the EcoLogical Strategy ETF may be required to forego advantageous investment opportunities or sell investments at inappropriate times. The EcoLogical Strategy ETF’s ecological investment criteria may result in the EcoLogical Strategy ETF investing in industry sectors that are not performing as well as others.

(8)	Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of April 30, 2017.

20 | Annual Shareholder Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of US Market Rotation Strategy ETF, EcoLogical Strategy ETF,
and Active Alts Contrarian ETF and Board of Trustees of Strategy Shares

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of US Market Rotation Strategy ETF, EcoLogical Strategy ETF, and Active Alts Contrarian ETF (the “Funds”), each a series of Strategy Shares, as of April 30, 2017, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, for US Market Rotation Strategy ETF and EcoLogical Strategy ETF, and the related statements of operations and changes in net assets, and the financial highlights for the period March 20, 2017 (commencement of operations) to April 30, 2017, for Active Alts Contrarian ETF. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the US Market Rotation Strategy ETF and EcoLogical Strategy ETF for the periods ended on or prior to April 30, 2015 were audited by other auditors whose report dated June 26, 2015, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Strategy Shares as of April 30, 2017, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 28, 2017

C O H E N  &  C O M P A N Y ,  L T D.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Annual Shareholder Report | 21

Additional Information

Additional Federal Income Tax Information (Unaudited)

For the fiscal year ended April 30, 2017, the following percentage of the total ordinary income distributions paid by the Funds qualify for the distributions received deduction available to corporate shareholders.

Distributions Received Deduction
US Market Rotation Strategy ETF	6.91%
EcoLogical Strategy ETF	41.56%
Active Alts Contrarian ETF	—%

For the fiscal year ended April 30, 2017, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

For the taxable year ended April 30, 2017, the percentages of Qualified Dividend Income are as follows:

Qualified Dividend Income
US Market Rotation Strategy ETF	6.53%
EcoLogical Strategy ETF	45.19%
Active Alts Contrarian ETF	—%

The Funds declared long term distributions of realized gains as follows:

Long Term Capital Gains
US Market Rotation Strategy ETF	$681,294
EcoLogical Strategy ETF	578,807
Active Alts Contrarian ETF	—

The Funds declared short term distributions of realized gains as follows:

Short Term Capital Gains
US Market Rotation Strategy ETF	$237,859
EcoLogical Strategy ETF	—
Active Alts Contrarian ETF	—

22 | Annual Shareholder Report

Additional Information (Continued)

Premium/Discount Information (Unaudited)

The charts below present information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the composite close for Fund shares as of the close of trading on all exchanges where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The charts present information about the size and frequency of premiums or discounts. As with other exchange-traded funds, the market price of Fund shares is typically slightly higher or lower than a Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

US Market Rotation Strategy ETF

Year ended April 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	93	37.05
Greater than 1.5% and Less than 2.0%	10	3.98
Greater than 1.0% and Less than 1.5%	14	5.58
Greater than 0.5% and Less than 1.0%	10	3.98
Between 0.5% and -0.5%	40	15.95
Less than -0.5% and Greater than -1.0%	16	6.37
Less than -1.0% and Greater than -1.5%	16	6.37
Less than -1.5% and Greater than -2.0%	12	4.78
Less than -2.0%	40	15.94
	251	100.00%

EcoLogical Strategy ETF

Year ended April 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	1.20
Greater than 1.5% and Less than 2.0%	2	0.80
Greater than 1.0% and Less than 1.5%	10	3.98
Greater than 0.5% and Less than 1.0%	20	7.97
Between 0.5% and -0.5%	173	68.92
Less than -0.5% and Greater than -1.0%	30	11.95
Less than -1.0% and Greater than -1.5%	12	4.78
Less than -1.5% and Greater than -2.0%	—	—
Less than -2.0%	1	0.40
	251	100.00%

Active Alts Contrarian ETF

Period ended April 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	—	—
Greater than 1.5% and Less than 2.0%	—	—
Greater than 1.0% and Less than 1.5%	—	—
Greater than 0.5% and Less than 1.0%	—	—
Between 0.5% and -0.5%	25	92.59
Less than -0.5% and Greater than -1.0%	2	7.41
Less than -1.0% and Greater than -1.5%	—	—
Less than -1.5% and Greater than -2.0%	—	—
Less than -2.0%	—	—
	27	100.00%

Annual Shareholder Report | 23

Additional Information (Continued)

Consideration and Approval of Management Agreement and Sub-Advisory Agreement – Active Alts Contrarian ETF (Unaudited)

Management Agreement

In connection with a regular meeting held on June 23, 2016, the Board of Trustees (the “Board” or the “Trustees”) of Strategy Shares (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an advisory agreement between the Trust and the Advisor (the “Advisory Agreement”), with respect to the Active Alts Contrarian ETF (the “Active Alts ETF”).

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Advisory Agreement. In connection with their deliberations regarding renewal of the Advisory Agreement, the Trustees reviewed materials prepared by the Advisor (“Rational 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed the Advisor 15c Response, which provided an overview of the services provided by the Advisor, as well as information on the firm’s personnel and its compliance and litigation record. The Trustees discussed the background and experience of the Advisor’s investment personnel and noted that the Advisor intends to increase its investment staff. The Trustees then discussed the nature of the Advisor’s operations and the quality of its compliance infrastructure. The Trust’s CCO informed the Board that he had reviewed the Advisor’s compliance policies and procedures, and the Advisor has a compliance program reasonably designed to prevent violations of applicable laws. After further discussion and review of the Rational 15c Response; the Trustees concluded that the Advisor will provide an acceptable level of service.

Performance. The Trustees could not consider the performance of the Active Alts ETF as it had not yet commenced operations. The Board reviewed the Board Meeting materials provided regarding the performance of the funds for which the Advisor serves as advisor. The Trustees concluded that there is a reasonable basis to believe that the Advisor will obtain positive returns to future shareholders of the Active Alts ETF based on the existing funds’ performance, the experience of the Advisor and the qualifications of the Advisor’s management team.

Fees and Expenses. The Trustees compared the Active Alts ETF’s proposed management fee of 1.55% of daily net assets, to the average fees and expenses for funds in the peer group and Morningstar Large Blend category. The Trustees noted that the proposed management fee for the Active Alts ETF is higher than the average management fee for the funds in the peer group and the Morningstar category and higher than the highest fee charged by the funds in the peer group and Morningstar category. The Board discussed the Fund’s unique strategy and noted that the Fund’s tactical, actively managed strategy required significant resources to execute. After further discussion, the Trustees concluded that continued monitoring for reasonableness of fees will be needed as the Fund grows but that based on the unique investment strategy, the advisory fee is reasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Advisor and noted that the Advisor anticipates accruing a net loss in connection with its relationship with the Active Alts ETF during the initial 12-months of the Management Agreement. After discussion, based on estimated projections for the foreseeable future, the Trustees agreed that excessive profitability was not a concern.

Economies of Scale. The Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specific levels. The Independent Trustees agreed that breakpoints may be an appropriate way for the Advisor to share its economies of scale with the Active Alts ETF and its shareholders if the Active Alts ETF experienced a substantial growth in assets. They also considered the sub-advisory fees and expected profits of the Sub-Advisor. They also recognized that Active Alts will be reimbursing expenses and waiving fees for at least the first year of the agreement and the Board agreed it would revisit the matter of breakpoints after the launch of the Active Alts ETF and realizes meaningful growth.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the approval of the Management Agreement is in the best interests of the shareholders of the Active Alts ETF.

24 | Annual Shareholder Report

Additional Information (Continued)

Sub-Advisory Agreement

In connection with a regular meeting held on June 23, 2016, the Board of the Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement between the Advisor and Sub-Advisor (the “Sub-Advisory Agreement”), with respect to the Active Alts ETF.

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Sub-Advisory Agreement. In connection with their deliberations regarding renewal of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by the Sub-Adviser (“Active Alt Inc’s 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed Active Alt Inc’s 15(c) Response, which provided an overview of the services to be provided by Active Alt Inc, as well as information on the firm’s personnel and the compliance and litigation record. They noted Active Alt is a newly formed investment sub-advisor but acknowledged the principal of the firm’s experience managing an exchange traded fund. The Trustees next considered Active Alts Inc. will be responsible for the day-to-day investment activities of the Active Alts ETF, as well as for monitoring the Active Alts ETF’s compliance with both legal standards and trading within the Fund’s investment strategy. The Trust’s CCO informed the Trustees that he had reviewed the Sub-Advisor’s compliance manual and procedures and had found the Sub-Advisor’s compliance program to be solid. After further discussion, the Trustees concluded that it is reasonable to expect that the Sub-Advisor will provide a level of service consistent with the Advisor’s and the Board’s expectations.

Performance. The Trustees could not consider the Active Alts ETF’s investment performance as it has not commenced operations. As noted above, Active Alts Inc is a newly formed Sub-Advisor and does not have performance to be reviewed. After further discussion, the Trustees concluded that there is a reasonable basis to believe that the Sub-Advisor will obtain positive returns to future shareholder of the Active Alts ETF.

Fees and Expenses. The Trustees considered that the sub-advisory fee charged by the Sub-Advisor for its services to the Active Alts ETF is 1.45%. The Trustees concluded that the advisory fee was not unreasonable given the services the Sub-Advisor would provide to the Fund.

Profitability. The Trustees considered the Sub-Advisor’s projected profitability in connection with its relationship to the Active Alts ETF. They noted that the Sub-Advisor projects a profit over the first 12 months of operations and noted that the portfolio manager of Active Alts is not paid a salary independent of the profits due to his ownership interest in the firm which inflates Active Alts’s profitability analysis by eliminating a major expense. The Trustees concluded, after further discussion of the Sub-Advisor’s profitability analysis, that excessive profitability from the Sub-Advisor’s relationship with the Active Alts ETF is not an issue at this time.

Economies of Scale. The Trustees considered whether the Sub-Advisor anticipates realizing economies of scale with respect to management of the Active Alts ETF. The Trustees agreed that this was primarily an advisor-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the Sub-Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and assisted by the advice of Counsel, the Trustees concluded that approval of the Sub-Advisory Agreement was in the best interests of the Active Alts ETF.

As a result of their deliberations, the Trustees, including the Independent Trustees, unanimously determined that the approval of the Management Agreement and the Sub-Advisory Agreement was in the best interest of the Active Alts ETF’s future shareholders.

Annual Shareholder Report | 25

Additional Information (Continued)

Consideration and Approval of Sub-Advisory Agreement - U.S. Market Rotation ETF

In connection with a regular meeting held on May 26, 2016, the Board of the Trust, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of a sub-advisory agreement between the Advisor and Sub-Advisor (the “Sub-Advisory Agreement”), with respect to the US Market Rotation Strategy ETF.

The Trustees were assisted by legal counsel throughout the review process. The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each factor considered. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Sub-Advisory Agreement. In connection with their deliberations regarding renewal of the Sub-Advisory Agreement, the Trustees reviewed materials prepared by the Sub-Adviser (“TTM’s 15c Response”).

Nature, Extent and Quality of Services. The Trustees reviewed TTM’s 15c Response, which provided an overview of the services to be provided by Sub-Advisor, as well as information on the firm’s personnel and the compliance and litigation record. The Trustees considered the professional experience of Sub-Advisor’s key personnel and noted the firm’s experience managing two other exchange traded funds. The Trustees next considered that Sub-Advisor will be responsible for day to day investment activities of the Fund, as well as for monitoring the Fund’s compliance both with legal standards and trading within the Fund’s investment strategy. The Trust’s CCO informed the Trustees that he had reviewed the Sub-Advisor’s compliance manual and procedures and had found the sub-advisor’s compliance program to be adequate. After further discussion, the Trustees concluded that it is reasonable to expect that the sub-advisor will provide a level of service consistent with the Advisor’s and the Board’s expectations.

Performance. The Trustees reviewed the performance of the composites representing two strategies of Sub-Advisor. The Trustees noted that, although the strategies of the composite accounts were not comparable to the strategies of the Fund, the performance track records of the other Sub-Advisor strategies provided a basis to assess Sub-Advisor’s ability to produce solid performance results. The Board noted that Sub-Advisor’s growth strategy composite had outperformed the Morningstar Tactical Allocation Category for the one-year and five-year periods ending April 30, 2016 and Sub-Advisor’s U.S. Core ETF’s strategy composite had underperformed the Morningstar Tactical Allocation Category for the one-year period ending April 30, 2016. The Trustees recalled their discussion earlier in the meeting with representatives of the Advisor and noted their expectation that Sub-Advisor would provide good performance results for the Fund. After further discussion, the Trustees concluded that there is a reasonable basis to believe that Sub-Advisor will obtain positive returns to shareholders of the Fund.

Fees and Expenses. The Trustees considered that the sub-advisory fee charged by the subadvisor for its services to the fund is 65% of the net advisory fee paid by the Fund to the Advisor, noting that management fee payable to the Advisor by the Fund is 0.60% of daily net assets. The Trustees acknowledged that the sub-advisory fee charged to the Fund is lower than the fee that the sub-advisor otherwise charges for its services currently. The Trustees were pleased that Advisor had negotiated a competitive fee for the Fund to benefit of shareholders. The Trustees concluded that the sub-advisory fee was not unreasonable. The Trustees then discussed the allocation of fees between the Advisor and Sub-Advisor relative to their respective duties and other factors, and agreed, based on the Advisor’s continued belief that the Sub-Advisor is meeting its expectations, that the allocation of fees between the Advisor and the Sub-Advisor was appropriate.

Profitability. The Trustees considered the Sub-Advisor’s projected profitability in connection with its relationship with the Fund. The Trustees acknowledged that the portfolio manager of Sub-Advisor was not paid a salary independent of the profits due to his ownership interest in the firm which inflates Sub-Advisor’s profitability analysis by eliminating a major expense. The Trustees concluded, after further discussion of the Sub-Advisor’s profitability analysis, that the profitability from the Sub-Advisor’s relationship with the Fund is not an issue at this time.

Economies of Scale. The Trustees considered whether the Sub-Advisor anticipates realizing economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an advisor level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.

Conclusion. Having requested and received such information from the Sub-Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that approval of the Sub-Advisory Agreement was in the best interests of the US Equity Rotation Strategy ETF.

26 | Annual Shareholder Report

Board of Trustees and Trust Officers (Unaudited)

The following tables provide information about Independent Trustees and the senior Officers of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee and executive Officer is provided below and includes each person’s name, address, and age, present position held with the Trust and principal occupations for the past five years. Unless otherwise noted, each Officer is elected annually by the Board. Each Trustee and Officer also serves in the same capacity for The Mutual Fund & Variable Insurance Trust, another open-end investment company whose series are managed by the Advisor. Collectively, Strategy Shares, Mutual Fund and Variable Insurance Trust, Mutual Fund Series Trust and the TCG Financial Trusts I-X comprise the “Fund Complex” as of April 30, 2017.

Independent Trustees Background

Name Age Position(s) Held with Trust Date Service Began	Principal Occupation(s) During Past Five Years and Directorships Held
Tobias Caldwell Age: 48 CHAIRMAN OF THE BOARD and TRUSTEE Began serving: January, 2016

Principal Occupation(s): Managing member, Bear Properties, LLC (2006 – present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm).

Other Directorships Held: Chairman of the Board of Trustees, Mutual Fund and Variable Insurance Trust, comprised of 11 funds (1/2016 – present); Lead independent trustee and Chairman of Audit Committee, Mutual Fund Series Trust, comprised of 39 funds (2006 – present), Trustee, M3Sixty Funds Trust, comprised of 3 funds (2016 – present).
Stephen P. Lachenauer Age: 48 TRUSTEE Began serving: January, 2016	Principal Occupation(s): Attorney, private practice (2006 – present).

Other Directorships Held: Chair of the Audit Committee and Board Member, Mutual Fund and Variable Insurance Trust, comprised of 11 funds (1/2016 – present); Chairman of the Board, TCG Financial Series Trusts I-X, each Trust comprised of 1 fund (2015 – present).
Donald McIntosh Age: 47 TRUSTEE Began serving: January, 2016	Principal Occupation(s): Credit risk review analyst, Santander Holdings USA (5/2015 – present); Governance analyst, Santander Bank (2011 – 4/2015).

Other Directorships Held: Board Member, Mutual Fund and Variable Insurance Trust, comprised of 11 funds (1/2016 – present); Trustee, TCG Financial Series Trusts I-X, each Trust is comprised of 1 fund (2015 –present).

Officers1

Name Year of Birth Position(s) Held with Trust Address Date Service Began	Principal Occupation(s) and Previous Position(s)
Jerry Szilagyi Year of Birth: 1962 PRESIDENT and CHIEF EXECUTIVE OFFICER 36 N. New York Avenue, Huntington, NY 11743 Began Serving: March, 2016	Principal Occupation(s): President, Rational Advisors, Inc. (1/2016 – present); Chief Executive Officer, Catalyst Capital Advisors LLC (1/2006 – present); Member, AlphaCentric Advisors LLC (2/2014 – present); Chief Executive Officer, Alt Fund Distributors LLC (12/2014 –present); Managing Member, MFund Distributors LLC (10/2012 – present); Managing Member, MFund Services LLC (1/2012 – present); President, Abbington Capital Group LLC (1998 – present); President, Cross Sound Capital LLC (6/2011 – 10/2013); President, USA Mutuals, Inc. (3/2011 – 7/2016).
James Szilagyi Year of Birth: 1963 TREASURER 36 N. New York Avenue, Huntington, NY 11743 Began Serving: March, 2016	Principal Occupation(s): Product Manager, Catalyst Capital Advisors LLC (9/2015 – present); Senior Business Consultant, Fidelity Information Services (2011 – 9/2015).
Frederick J. Schmidt Year of Birth: 1959 CHIEF COMPLIANCE OFFICER 36 N. New York Avenue, Huntington, NY 11743 Began Serving: March, 2016	Principal Occupation(s): Director, MFund Services LLC (5/2015 – present); Director & Chief Compliance Officer, Citi Fund Services (2010 – 2015); Senior Vice President & Chief Compliance Officer, Citi Fund Services (2004 – 2010).
Jennifer A. Bailey Year of Birth: 1968 SECRETARY 36 N. New York Avenue, Huntington, NY 11743 Began Serving: March, 2016	Principal Occupation(s): Director of Legal Services, MFund Services LLC (2/2012 – present).

[1]	Officers do not receive any compensation from the Trust.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at 855-477-3837 to request a copy of the SAI or to make shareholder inquiries.

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VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30, is available without charge and upon request by calling 1-855-HSS-ETFS or 1-855-477-3837 or at www.strategysharesetfs.com. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on Form N-Q. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (call 1-202-551-8090 for information on the operation of the Public Reference Room.) You may also access this information at www.strategysharesetfs.com by selecting “Form N-Q”.

Rational Advisors, Inc. is the Investment Advisor of Strategy Shares. Rational Advisors, Inc. maintains corporate records of the Funds. Foreside Fund Services, LLC is the principal underwriter and distributor of each Fund’s shares.

Exchange-traded funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in exchange-traded funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

Cusip 86280R100	Cusip 86280R209	Cusip 86280R308

Strategy Shares Shareholder Services: 1-855-477-3837

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Stephen P. Lachenauer, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $30,750

Fiscal year ended 2016: $20,500

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $ -

Fiscal year ended 2016: $ -

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $4,000

Fiscal year ended 2016: $4,000

Fees for 2016 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2017: $ -

Fiscal year ended 2016: $ -

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Audit and Non-Audit Services Pre-Approval Policies and Procedures

I.        Purpose

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees of The Huntington Strategy Shares (the “Trust”) is responsible for the appointment, compensation and oversight of the work of the Trust’s independent auditor. As part of this responsibility, the Audit Committee is required to grant approval for audit and non-audit services performed by the independent auditor for the Trust in order assure that they do not impair the auditor’s independence from the Trust. In addition, the Audit Committee also must pre-approve its independent auditor’s engagement for non-audit services with the Trust’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, if the engagement relates directly to the operations and/or financial reporting of the Trust.

To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that the Trust’s independent auditor may not provide to the Trust, as well as the Audit Committee’s administration of the engagement of the independent auditor. Under these rules, the SEC has provided that a permissible approval of audit and non-audit services can take the form of either (i) a general pre-approval, or (ii) a specific pre-approval (where a specific type of service is authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services Pre-Approval Policies and Procedures, which set forth the procedures and the conditions pursuant to which services for the Trust may be performed by the independent auditor under pre-approvals.

II.        General Pre-Approval Policies

It is the policy of the Audit Committee that audit and non-audit services to be performed by the Trust’s independent auditor be pre-approved only when in the best interests of the Trust’s shareholders and fully consistent with applicable law and, particularly, the maintenance of the auditor’s independence. In granting any pre-approval, consideration shall be given to:

1.	the qualifications of the auditor to perform the services involved;

2.	the proposed costs (which may be presented as an estimate or based on professional time charges subject to a ceiling) of the services and the reasonableness thereof;

3.	the permissibility of the services under applicable rules and guidance of the SEC;

4.	the effect, if any, of the performance of the proposed services on the auditor’s independence;

5.	the effect of the compensation for the proposed services on the auditor’s independence; and

6.	the effect, if any, of the proposed services on the Trust’s ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Trust’s independent auditor may not include the following:

1.	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

2.	Financial information systems design and implementation;

3.	Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

4.	Actuarial services;

5.	Internal audit outsourcing services;

6.	Management functions or human resources;

7.	Broker-dealer, investment adviser or investment banking services; and

8.	Legal services and expert services unrelated to the audit.

III.        Procedures for Pre-Approval by the Audit Committee

1.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

2.	All requests for pre-approval shall be made to the full Audit Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Trust’s Board of Trustees) whenever practicable.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	If consideration of a request for pre-approval on the dates identified in Section III (2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee. The Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit Committee under procedures set forth in Section IV below.

5.	Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interTrust lending, etc.), and

f.         market research and strategic insights.

6.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

7.	In accordance with PCAOB Rule 3524, requests for pre-approval of permissible tax services by the independent auditor must have the following items described in writing for the audit committee:

a.        the scope of the proposed tax service,

b.        the fee structure for the engagement,

c.	any side letters, amendments to the engagement letter or any other agreements, whether oral, written, or otherwise, relating to the service between the audit firm and the Trusts, and
d.	any compensation arrangements or other agreements between the audit firm and any third party with respect to promoting, marketing, or recommending a transaction covered by the proposed tax service.

The audit firm should discuss with the Audit Committee the potential effect of the proposed tax service(s) on the audit firm’s independence.

8.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

9.	The Audit Committee’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes.

10.	The Audit Committee’s action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the Trust’s management.

11.	The Audit Committee’s action on a request for pre-approval shall be reported to the full Board of Trustees.

12.        Pre-approvals will be granted for a period of no more than one year.

IV.        Procedures for Pre-Approval by a Delegate of the Audit Committee

1.	Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the “Delegate”) for this purpose. (As of the date of the adoption of these guidelines and procedures, the Chairman of the Audit Committee has been so appointed, and such appointment may be revoked or modified by the Audit Committee at any time.)

2.	Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Trust.

3.	Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

4.	Requests for pre-approval may include, but are not limited to, the following services:

a.        audit engagement, particularly for interim periods;

b.        tax compliance, tax planning, and tax advice;

c.	review and consents with respect to use of reports in post-effective amendments to the registration statements of the Trust;

d.        review of IRS shareholder materials;

e.	review and validation of Trust procedures (e.g., valuation, interfund lending, etc.); and

f.        market research and strategic insights.

5.	Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

6.	Requests for pre-approval must include an assessment by the independent auditor of its independence should the request be granted and the proposed services rendered.

7.	The Delegate’s action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Trust’s management.

8.	Pre-approvals by the Delegate shall be reviewed by the Audit Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner. An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the Chairman of the Audit Committee.

9.	Pre-approvals by the Delegate may be modified or revoked by the Audit Committee, but will not absolve the Trust of its responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

10.	The results of the Audit Committee’s review of the Delegate’s action on a request for pre-approval shall be recorded in the Audit Committee’s minutes and reported to the full Board of Trustees.

11.	Pre-approvals will be granted by the Delegate for a period of no more than one year.

V.        Procedures for Monitoring Engagements Authorized Under Pre-Approval Procedures

The independent auditor shall inform the Audit Committee in writing upon the commencement of services rendered under a pre-approval. The independent auditor shall thereafter provide the Audit Committee with written quarterly progress reports within one month of the close of each calendar quarter detailing the work done and fees and other charges incurred during said calendar quarter. Should fees and expenses exceed those specified in a pre-approval (or appear likely to do so prior to completion of the work), the independent auditor or management shall so apprise the Audit Committee and an additional express approval or pre-approval must be obtained.

VI.        Amendment

These Policies and Procedures may be amended or revoked at any time by the Audit Committee and shall be reviewed at least annually in conjunction with review of the Audit Committee Charter.

Adopted February 14, 2013

(e)(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Fiscal year ended 2017 - 100%

Percentage of services provided to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrant’s audit committee pursuant to paragraph (C)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0%.

(f) Not applicable.

(g) Not applicable.

(h) The registrant’s Audit Committee has considered whether the provision of non audit services that were rendered to registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provide ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are Stephen P. Lachenauer(Chairman), Tobias Caldwell and Donald McIntosh.

Item 6.	Investments.

(a) The schedules of investments are included as part of the report to shareholders filed under Item 1of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Strategy Shares

By (Signature and Title)        /s/ Jerry Szilagyi

Jerry Szilagyi, Chief Executive Officer

Date   June 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/ Jerry Szilagyi

Jerry Szilagyi, Chief Executive Officer

Date   June 28, 2017

By (Signature and Title)        /s/ James Szilagyi

 James Szilagyi, Treasurer

Date   June 27, 2017